Exhibit 10.26

                  CONSTRUCTION LOAN AGREEMENT


     This CONSTRUCTION LOAN AGREEMENT ("Agreement") is made and entered into as of the 11th day of June, 2001, by and between 7500 RIALTO BOULEVARD, L.P., a Texas limited partnership
("Borrower"), whose address is 98 San Jacinto Boulevard, Suite 220, Austin, Texas 78701, and COMERICA BANK-TEXAS, a state banking association ("Lender"), whose address is 1601 Elm Street, 2nd Floor, Dallas, Texas 75201, Attn: National Real Estate Services.


                           ARTICLE I

                      DEFINITION OF TERMS

     I.1 Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below:

     Advance:   A  disbursement  by Lender,  whether  by  journal
entry, deposit to Borrower's account, check to third party or otherwise of any of the proceeds of the Loan, any insurance proceeds or Borrower's Deposit.

     Affidavit  of  Commencement:  As  defined  in  Section  5.13 hereof.

     Affidavit of Completion:  As defined in Section 5.14 hereof.

     Agreement: This Loan Agreement, as the same may from time to time be amended or supplemented.

     Allocations:   The line items set forth in the  Budget   for
which Advances of Loan proceeds will be made.

     Assignment of Leases: The Assignment of Leases and Rents assigning to Lender Borrower's interest in all leases entered into for the Mortgaged Property and all rents and other rights and benefits to which Borrower is entitled under the terms of such leases.

     Borrower's Deposit: Such cash amounts as Lender may deem necessary for Borrower to deposit with it in accordance with the provisions of Section 3.4 of this Agreement.

     Budget: The budget which is set forth on Exhibit B attached hereto and incorporated herein by reference.

     Commencement Date:  March 29, 2001.

     Commitment Fee: The sum of $45,875.00 to be paid by Borrower to Lender in connection with funding for the Phase I Improvements, and if the Phase II Conditions are satisfied as evidenced by the execution of a modification agreement between Lender and Borrower, an additional commitment fee of $45,875.00 shall be due from Borrower to Lender.

     Completion Date: January 15, 2002, for completion of the shell portion of the Phase I Improvements.

     Construction  Contract:   Collectively,  all  contracts  and
agreements   entered   into  between  Borrower   and   Contractor
pertaining to the development, construction and completion of the Phase I Improvements.

     Contractor:    Zapalac/Reed  Construction   Company,   L.C.,
together with any other person or entity with whom Borrower contracts for the development, construction and completion of the Phase I Improvements or any portion thereof.

     Cross-Default Agreement: The Cross-Default and Cross-Collateralization Agreement of even date herewith executed by and among Lender, Borrower and Guarantor, and other parties whereby the Mortgaged Property and the collateral of Guarantor as more fully described therein which secures that certain $30,000,000.00 loan from Lender to Guarantor as evidenced by a $20,000,000.00 Promissory Note and a $10,000,000.00 Revolving
Credit Note, respectively, each dated December 16, 1999, and thereafter modified by Modification Agreement dated December 27, 2000, by and between Lender, Guarantor, Stratus Properties Operating Co., L.P., Circle C Land Corp., and Austin 290 Properties, Inc., are cross-collateralized and the $30,000,000.00 loan and this loan are cross-defaulted.

     Deed of Trust: The Amended and Restated Deed of Trust of even date herewith pursuant to which Borrower mortgages the Land to secure the Loan.

     Design Professional: Susman Tisdale Gayle, together with any other person or entity with whom Borrower contracts for the providing of planning, design, architectural, engineering or other similar services relating to the Phase I Improvements, if any.

     Design  Services Contract:  Collectively, all contracts  and
agreements   entered  into  between  Borrower  and  each   Design
Professional   pertaining   to  the   design,   development   and
construction of the Phase I Improvements, if any.

     Disposition: Any sale, lease (except as expressly permitted pursuant to the Loan Documents), exchange, assignment, conveyance, transfer, trade, or other disposition of all or any portion of the Mortgaged Property (or any interest therein) or all or any part, directly or indirectly, of the beneficial ownership interest in Borrower (if Borrower is a corporation, partnership, general partnership, limited partnership, joint venture, trust, or other type of business association or legal entity); provided, however, a sale of the publicly traded stock of Stratus Properties, Inc. shall not constitute a Disposition under the terms of this Agreement.

     Draw  Request:   a  request by Borrower  to  Lender  for  an
Advance in such form and containing such information as Lender may reasonably require.

     Environmental Law: Any federal, state, or local law, statute, ordinance, or regulation, whether now or hereafter in effect, pertaining to health, industrial hygiene, or the environmental conditions on, under, or about the Land or Improvements, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), 42 U.S.C. & 9601 et seq.; Resource, Conservation and Recovery Act ("RCRA"), 42 U.S.C. & 6901 et seq. as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), Pub. L. 99-499, 100 Stat. 1613; the Toxic Substances Control Act, 15 U.S.C. & 2601 et seq.; Emergency Planning and Community Right to Know Act of 1986, 42 U.S.C. & 1101 et seq.; Clean Water Act ("CWA"), 33 U.S.C. & 1251 et seq.; Clean Air Act ("CAA"), 42 U.S.C. & 7401
et seq.; Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C. & 1251 et seq.; and any corresponding state laws or ordinances including the Texas Water Code ("TWC") & 26.001 et seq.; Texas
Health & Safety Code ("THSC") & 361.001 et seq.; Texas Solid Waste Disposal Act, Tex. Rev. Civ. Stat. Ann. art. 4477-7; and regulations, rules, guidelines, or standards promulgated pursuant to such laws, statutes and regulations.

     Event of Default:  Any happening or occurrence described  in
Section 8.1 of this Agreement.

     Financing Statement: The financing statement or financing statements (on Standard Form UCC-1 or otherwise) executed and delivered by Borrower in connection with the Loan Documents.

     Governmental Authority: Any and all courts, boards, agencies, commissions, offices, or authorities of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise), whether now or hereafter in existence.

     Governmental Requirements: All statutes, laws, ordinances, rules, regulations, orders, writs, injunctions or decrees of any Governmental Authority applicable to Borrower, Guarantor or the Mortgaged Property.

     Guarantor:     STRATUS   PROPERTIES,   INC.,   a    Delaware
corporation.

     Guaranty: That or those instruments of guaranty now or hereafter in effect from Guarantor to Lender guaranteeing the repayment of all or any part of the Loan, the satisfaction of, or continued compliance with, the covenants contained in the Loan Documents, or both.

     Hazardous Substance: Any substance, product, waste, or other material which is or becomes listed, regulated, or addressed as being a toxic, hazardous, polluting, or similarly harmful substance under any Environmental Law, including without limitation: (i) any substance included within the definition of "hazardous waste" pursuant to Section 1004 of RCRA; (ii) any substance included within the definition of "hazardous substance" pursuant to Section 101 of CERCLA; (iii) any substance included within (a) the definition of "regulated substance" pursuant to
Section 26.342(11) of TWC; or (b) the definition of "hazardous substance" pursuant to Section 361.003(11) of THSC;
(iv) asbestos; (v) polychlorinated biphenyls; (vi) petroleum products; (vii) underground storage tanks, whether empty, filled or partially filled with any substance; (viii) any radioactive materials, urea formaldehyde foam insulation or radon; (ix) any substance included within the definition of "waste" pursuant to
Section   30.003(b)   of   TWC   or   "pollutant"   pursuant   to
Section 26.001(13) of TWC; and (x) any other chemical, material or substance, the exposure to which is prohibited, limited or regulated by any Governmental Authority on the basis that such chemical, material or substance is toxic, hazardous or harmful to human health or the environment.

     Improvements:   Collectively, the Phase I  Improvements  and
the Phase II Improvements.

     Indebtedness:  As defined in the Deed of Trust.

     Initial  Advance:   The  Advance to  be  made  at  the  time
Borrower satisfies the conditions set forth in Sections  3.1  and
3.2 of this Agreement.

     Inspecting Person: A representative of AECC will from time to time inspect the Phase I Improvements and the development of Phase II Improvements for the benefit of Lender.

     Land:   The  real property or interest therein described  in
Exhibit A attached hereto and incorporated herein by this reference upon which the Phase I and Phase II Improvements are to be constructed.

     Loan:   The loan evidenced by the Note and governed by  this
Agreement.

     Loan  Amount:   Up  to a maximum amount of EIGHTEEN  MILLION
THREE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($18,350,000.00).

     Loan Documents: The Note, the Deed of Trust, this Agreement, the Security Agreement, the Financing Statement, the Guaranty, the Assignment, and any and all other documents now or hereafter executed by the Borrower, Guarantor, or any other person or party in connection with the Loan, the indebtedness evidenced by the Note, or the covenants contained in this Agreement.

     Loan Extension: That certain twelve (12) month extension of the Maturity Date of the Loan provided the conditions of
Section 2.9 are satisfied.

     Material Adverse Effect:  Any material and adverse effect on
(i) the business condition (financial or otherwise), operations, prospects, results of operations, capitalization, liquidity or any properties of the Borrower, taken as a whole, (ii) the value of the Mortgaged Property, (iii) the ability of Borrower or any Guarantor (or if the Borrower or any Guarantor is a partnership, joint venture, trust or other type of business association, of any of the parties comprising Borrower or such Guarantor) to pay and perform the Indebtedness or any other Obligations, or
(iv) the validity, enforceability or binding effect of any of the Loan Documents.

     Mortgaged  Property:  Collectively, the Land,  the  Phase  I
Improvements and the Phase II Improvements if constructed, and all other collateral covered by the Loan Documents.

     Note: The promissory note dated as of even date herewith in the principal sum of the Loan Amount (together with all renewals and extensions thereof) executed and delivered by Borrower payable to the order of Lender, evidencing the Loan.

     Obligations: Any and all of the covenants, conditions, warranties, representations, and other obligations (other than to repay the Indebtedness) made or undertaken by Borrower, Guarantor, or any other person or party to the Loan Documents to Lender, the trustee of the Deed of Trust, or others as set forth in the Loan Documents, and in any deed, lease, sublease, or other form of conveyance, or any other agreement pursuant to which Borrower is granted a possessory interest in the Land.

     Phase I Improvements: That certain 77,500 square foot office building, together with a parking deck providing approximately one hundred (100) covered spaces and all other amenities, to be constructed on the Mortgaged Property, all as more particularly described in the Plans and Specifications.

     Phase II Improvements: A second office building consisting of 77,500 square feet of space to be constructed on the Mortgaged Property, together with all amenities, which shall be constructed in accordance with the Plans and Specifications and which shall be funded out of the loan proceeds of this Loan PROVIDED the conditions of Lender are met in accordance with this Agreement (the "Phase II Conditions").

     Plans and Specifications: The plans and specifications for the development and construction of the Phase I Improvements, prepared by Borrower or the Design Professional and approved by Lender as required herein, by all applicable Governmental Authorities, by any party to a purchase or construction contract with a right of approval, all amendments and modifications thereof approved in writing by the same, and all other design, engineering or architectural work, test reports, surveys, shop drawings, and related items.

     Security Agreement: The Security Agreement shall mean all security agreements, whether contained in the Deed of Trust, a separate security agreement or otherwise creating a security interest in all personal property and fixtures of Borrower (including replacements, substitutions and after-acquired property) now or hereafter located in or upon the Land or the Phase I and Phase II Improvements, or used or intended to be used in the operation thereof, to secure the Loan.

     Soft Costs: All architectural, engineering, interior and landscape design, legal, consulting and other related fees, taxes on land and improvements, bond and insurance costs, and commitment fees, interest and other financing charges, all as set forth in the Approved Budget.

     Subordinate Mortgage: Any mortgage, deed of trust, pledge, lien (statutory, constitutional, or contractual), security interest, encumbrance or charge, or conditional sale or other title retention agreement, covering all or any portion of the Mortgaged Property executed and delivered by Borrower, the lien of which is subordinate and inferior to the lien of the Deed of Trust.

     Special Account: An account established by Borrower with Lender (in which Borrower shall at all times maintain a minimum balance of $1,000.00) into which all Advances made directly to Borrower will be deposited.

     Tenant Leases: All written leases or rental agreements by which Borrower, as landlord, grants to a tenant a leasehold interest in a portion of the leasable space within the Mortgaged
Property.

     Title Insurance: One or more title insurance commitments, binders or policies, as Lender may require, issued by the Title Company, on a coinsurance or reinsurance basis (with direct access endorsement or rights) if and as required by Lender, in the maximum amount of the Loan insuring or committing to insure that the Deed of Trust constitutes a valid lien covering the Land and the Phase I and Phase II Improvements, subject only to those exceptions which Lender may approve.

     Title Company:  The Title Company (and its issuing agent, if
applicable)   issuing  the  Title  Insurance,  which   shall   be
acceptable to Lender in its sole and absolute discretion.

                           ARTICLE II

                            THE LOAN

     II.1 Agreement to Lend. Lender hereby agrees to lend up to but not in excess of the Loan Amount to Borrower, and Borrower hereby agrees to borrow such sum from Lender, all upon and subject to the terms and provisions of this Agreement, such sum to be evidenced by the Note. No principal amount repaid by Borrower may be reborrowed by Borrower. Borrower's liability for repayment of the interest on account of the Loan shall be limited to and calculated with respect to Loan proceeds actually disbursed to Borrower pursuant to the terms of this Agreement and the Note and only from the date or dates of such disbursements. After notice to Borrower, Lender may, in Lender's sole discretion, disburse Loan proceeds by journal entry to pay interest and financing costs and, following an uncured Event of Default, disburse Loan proceeds directly to third parties to pay costs or expenses required to be paid by Borrower pursuant to this Agreement. Loan proceeds disbursed by Lender by journal entry to pay interest or financing costs, and Loan proceeds disbursed directly by Lender to pay costs or expenses required to be paid by Borrower pursuant to this Agreement, shall constitute Advances to Borrower. Borrower hereby acknowledges and agrees that the maximum amount to be funded by Lender for the Phase I Improvements shall be $9,175,000.00 and that no Advances shall be used by Borrower to pay for any development or construction costs for the Phase II Improvements unless and until the Phase II Conditions of Article VI hereafter have been fully satisfied and Lender and Borrower have entered into a modification agreement acceptable to the parties hereto whereby the commencement and completion dates for the Phase II Improvements and such other terms and conditions as Lender may require has been executed.

     II.2 Advances. The purposes for which Loan proceeds are allocated and the respective amounts of such Allocations are set forth in the Budget, which Advances shall be limited to the value of the work in place as determined by the Inspecting Person.

     II.3 Allocations. The Allocations shall be disbursed only for the purposes set forth in the Budget. Lender shall not be obligated to make an Advance for an Allocation set forth in the Budget to the extent that the amount of the Advance for such Allocation would, when added to all prior Advances for such Allocation, exceed the total of such Allocation as set forth in the Budget.

     II.4 Limitation on Advances. To the extent that Loan proceeds disbursed by Lender pursuant to the Allocations are insufficient to pay all costs required for the acquisition, development, construction and completion of the Mortgaged Property, Borrower shall pay such excess costs with funds derived from sources other than the Loan. Under no circumstances shall Lender be required to disburse any proceeds of the Loan for the construction of the Phase II Improvements until the Phase II Conditions have been satisfied or in excess of the Loan Amount.

     II.5  Reallocations.   Lender reserves  the  right,  at  its
option,  to  disburse  Loan proceeds  allocated  to  any  of  the
Allocations for such other purposes or in such different proportions as Lender may, in its sole discretion, deem necessary or advisable. Borrower shall not be entitled to require that Lender reallocate funds among the Allocations.

     II.6 Contingency Allocations. Any amount allocated in the Budget for "contingencies" or other non-specific purposes may, in the Lender's discretion, be disbursed by Lender to pay future contingent costs and expenses of maintaining, leasing and promoting the Mortgaged Property and such other costs or expenses as Lender shall approve. Under no circumstances shall the Borrower have the right to require Lender to disburse any amounts so allocated and Lender may impose such requirements and conditions as it deems prudent and necessary should it elect to disburse all or any portion of the amounts so allocated.

     II.7 Withholding. Lender may withhold from an Advance or, on account of subsequently discovered evidence, withhold from a later Advance under this Agreement or require Borrower to repay to Lender the whole or any part of any earlier Advance to such extent as may be necessary to protect the Lender from loss on account of (i) defective work not remedied or requirements of this Agreement not performed, (ii) liens filed or reasonable evidence indicating probable filing of liens which are not bonded, (iii) failure of Borrower to make payments to the Contractor for material or labor, except as is permitted by the Construction Contract, or (iv) a reasonable doubt that the construction of the Phase I Improvements can be completed for a maximum amount of $9,175,000.00, or, if the Phase II Conditions have been met, that the Phase II Improvements can be completed for the balance of the Loan Amount then undisbursed. When all such grounds are removed, payment shall be made of any amount so withheld because of them.

     II.8 Loan Limitation. It is expressly agreed and understood that, in accordance with the Budget, to the extent an Advance is for construction costs of the Phase I Improvements, such Advance, except for the final payment under the Loan, shall not exceed ninety percent (90%) of the actual construction costs to which such Advance relates; and

     II.9 Loan Extension. Provided the following conditions precedent shall have been satisfied, then Borrower shall be entitled to extend the maturity of the Note by an additional twelve (12) months. The conditions precedent to extension of the Note for the twelve (12) month period are as follows:

          (a) Written notice of such extension shall be given by Borrower at least thirty (30) days prior to the expiration of the original Maturity Date (as defined in the Note) of the Note; and, with such notice, Borrower shall pay to the Lender, in cash, the Extension Fee of $22,937.50 for the extension;

          (b) The Lender shall have received a current tenant estoppel certificate (which certificate shall be reasonably satisfactory to the Lender in form and substance) from each tenant who has entered into a Lease for a portion of the Mortgaged Property.

          (c) No Event of Default, or any event, circumstance or action of which the Borrower is aware (by notice from Lender or otherwise) and with the passage of time or failure to cure would give rise to an Event of Default, has occurred and is then existing;

          (d) No event, claim, liability or circumstance shall have occurred which, in the Lender's determination, could be expected to have or have had a Material Adverse Effect;

          (e) Written evidence being provided by Borrower and reasonably satisfactory to the Lender indicating that the Debt Coverage Ratio (as defined in Section 5.20 below) calculated for the three (3) month calendar period ending as of the last day of the then term (absent extension pursuant to this Section 2.9) shall be not less than 1.20X of the then outstanding Indebtedness; or Borrower shall have prepaid the Curative Amount pursuant to Section 5.20(d) below necessary to achieve a 1.20 Debt Coverage Ratio or pledged adequate liquid collateral pursuant to
     Section 5.20(e) below; and

          (f)   Net Operating Income (as defined in Section  5.20
     below) shall be a minimum of $1,100,000.00.

          (g) Lender shall have received an updated appraisal of the Mortgaged Property, at Borrower's expense, prepared by an appraiser acceptable to Lender and based upon such standards as Lender may require.

                          ARTICLE III

                            ADVANCES

     III.1     Conditions to Initial Advance.  The obligation  of
Lender to make the Initial Advance hereunder is subject to the prior or simultaneous occurrence of each of the following conditions:

          (a) Lender shall have received from Borrower all of the Loan Documents duly executed by Borrower and, if applicable, by Guarantor.

          (b) Lender shall have received certified copies of resolutions of Borrower, if Borrower is a corporation, or a certified copy of a consent of partners, if Borrower is a partnership, authorizing execution, delivery and performance of all of the Loan Documents and authorizing the borrowing hereunder, along with such certificates of existence, certificates of good standing and other certificates or documents as Lender may reasonably require to evidence Borrower's authority.

          (c) Lender shall have received true copies of all organization documents of Borrower, including all amendments or supplements thereto, if Borrower is a legal entity other than a corporation, along with such certificates or other documents as Lender may reasonably require to evidence Borrower's authority.

          (d) Lender shall have received evidence that the Mortgaged Property is not located within any designated flood plain or special flood hazard area; or evidence that Borrower has applied for and received flood insurance covering the Mortgaged Property in the amount of the Loan or the maximum coverage available to Lender.

          (e) Lender shall have received evidence of compliance with all Governmental Requirements.

          (f) Lender shall have received a full-size, single sheet copy of all recorded subdivision or plat maps of the Land approved (to the extent required by Governmental
     Requirements) by all Governmental Authorities, if applicable, and legible copies of all instruments representing exceptions to the state of title to the Mortgaged Property.

          (g) Lender shall have received policies of all-risk builder's risk insurance (non-reporting form) for the construction of the Phase I Improvements, owner's and contractor's liability insurance, workers' compensation insurance, and such other insurance as Lender may reasonably require, with standard endorsements attached naming Lender as the insured mortgagee or additional insured, whichever is applicable, such policies to be in form and content and issued by companies reasonably satisfactory to Lender, with copies, or certificates thereof, being delivered to Lender. In the event the Phase II Conditions are met, the requirements of this paragraph shall then also be in place for the Phase II Improvements.

          (h) Lender shall have received the Title Insurance, at the sole expense of Borrower.

          (i) Lender shall have received from Borrower such other instruments, evidence and certificates as Lender may reasonably require, including the items indicated below:

               (1) Evidence that all the streets furnishing access to the Mortgaged Property have been dedicated to public use and installed and accepted by applicable
          Governmental Authorities.

               (2) A current survey of the Land prepared by a registered surveyor or engineer and certified to Lender, Borrower and the Title Company, in form and substance reasonably acceptable to Lender, showing all easements, building or setback lines, rights-of-way and dedications affecting said land and showing no state of facts objectionable to Lender.

               (3) Evidence reasonably satisfactory to Lender showing the availability of all necessary utilities at the boundary lines of the Land, including sanitary and storm sewer facilities, potable water, telephone, electricity, gas, and municipal services.

               (4) Evidence that the current and proposed use of the Mortgaged Property and the construction of the Phase I Improvements complies with all Governmental
          Requirements.

               (5)   An  opinion  of counsel for Borrower,  which
          counsel shall be satisfactory to Lender, to the effect that (i) Borrower possesses full power and authority to own the Mortgaged Property, to construct the Phase I Improvements and to perform Borrower's obligations hereunder; (ii) the Loan Documents have been duly authorized, executed and delivered by Borrower and, where required, by Guarantor, and constitute the valid and binding obligations of Borrower and Guarantor, not subject to any defense based upon usury, capacity of Borrower or otherwise; (iii) the Loan Documents are enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency and other laws affecting creditors' rights generally, and except that certain remedial provisions thereof may be limited by the laws of the State of Texas; (iv) to the knowledge of such counsel, there are no actions, suits or proceedings pending or threatened against or affecting Borrower, Guarantor or the Mortgaged Property, or involving the priority, validity or enforceability of the liens or security interests arising out of the Loan Documents, at law or in equity, or before or by any Governmental Authority, except actions, suits or proceedings fully covered by insurance or which, if adversely determined, would not substantially impair the ability of Borrower or Guarantor to pay when due any amounts which may become payable in respect to the Loan as represented by the Note; (v) to the knowledge of such counsel, neither Borrower nor Guarantor is in default with respect to any order, writ, injunction, decree or demand of any court or any Governmental Authority of which such counsel has knowledge; (vi) to the knowledge of such counsel, the consummation of the transactions hereby contemplated and the performance of this Agreement and the execution and delivery of the Guaranty will not violate or contravene any provision of any instrument creating or governing the business operations of Borrower or Guarantor and will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement or other instrument to which Borrower or any Guarantor is a party or by which Borrower, Guarantor or the Mortgaged Property may be bound or affected; and (vii) such other matters as Lender may reasonably request.

               (6) A cost breakdown satisfactory to Lender showing the total costs, including, but not limited to, such related nonconstruction items as interest during construction, commitment, legal, design professional and real estate agents' fees, plus the amount of the Land cost and direct construction costs required to be paid to satisfactorily complete the Phase I Improvements, free and clear of liens or claims for liens for material supplied and for labor services performed.

               (7)    Original   or  a  copy  of  each   proposed
          Construction Contract.

               (8)   Original  or a copy of each  fully  executed
          Design Services Contract.

               (9) Waiver of lien or lien subordination agreement(s) for the prior month's draw request executed by Contractor and by each contractor, laborer and suppliers furnishing labor or materials to the Mortgaged Property, in a form acceptable to Lender, together with Borrower's affidavit to Lender that all changes and expenses incurred to date for the Mortgaged Property have been paid in full.

               (10) A copy of the Plans and Specifications for the Phase I Improvements.

               (11) Building permit(s), grading permit(s) and all other permits required with respect to the construction of the Phase I Improvements.

               (12) Evidence that all applicable zoning ordinances and restrictive covenants affecting the Land permit the use for which the Phase I and Phase II Improvements are intended and have been or will be complied with.

               (13) Evidence of payment of required sums for insurance, taxes, expenses, charges and fees customarily required or recommended by Lender or any Governmental Authority, corporation, or person guaranteeing, insuring or purchasing, committing to guaranty, insure, purchase or refinance the Loan or any portion thereof.

               (14) A current financial statement of Guarantor certified by said Guarantor.
               (15) A Guaranty executed by the Guarantor.

               (16) A schedule of construction progress for the Phase I Improvements with the anticipated commencement and completion dates of each phase of construction and the anticipated date and amounts of each Advance for the same.

               (17) Copies of all agreements entered into by Borrower or its operating partner pertaining to the development, construction and completion of the Phase I Improvements or pertaining to materials to be used in connection therewith, together with a schedule of anticipated dates and amounts of each Advance for the same.

               (18) Environmental site assessment report with respect to the Mortgaged Property prepared by a firm of engineers approved by Lender, which report shall be satisfactory in form and substance to Lender, certifying that there is no evidence that any Hazardous Substance have been generated, treated, stored or disposed of on any of the Mortgaged Property and none exists on, under or at the Mortgaged Property.

               (19) A soils and geological report covering the Land issued by a laboratory approved by Lender, which report shall be satisfactory in form and substance to Lender, and shall include a summary of soils test borings.

               (20)   Such   other   instruments,   evidence   or
          certificates as Lender may reasonably request.

          (j) Lender shall have ordered and received, at Borrower's expense, an appraisal of the Mortgaged Property, prepared by an appraiser acceptable to Lender and presented and based upon such standards as may be required by Lender.

          (k) Lender shall have received payment of $45,875.00 of the Commitment Fee.

          (l) Borrower shall have furnished evidence to Lender that it has contributed cash equity and/or the Land (at its fair market value) of an amount not less than $3,431,177.00 in the aggregate.

     III.2 Conditions to Advances. The obligation of Lender to make each Advance hereunder, including the Initial Advance, shall be subject to the prior or simultaneous occurrence or satisfaction of each of the following conditions:

          (a) The Loan Documents shall be and remain outstanding and enforceable in all material respects in accordance with their terms, all as required hereunder.

          (b) Lender shall have received a title report dated within two (2) days of the requested Advance from the Title Company showing no state of facts objectionable to Lender, including, but not limited to, a showing that title to the Land is vested in Borrower and that no claim for mechanics' or materialmen's liens has been filed against the Mortgaged Property.

          (c) A monthly construction status report for the Phase I Improvements shall be prepared and submitted by Borrower to Lender on or before the tenth (10th) day of each month, commencing on or before May 10, 2001 and continuing for each month thereafter.

          (d) The representations and warranties made by Borrower, as contained in this Agreement and in all other Loan Documents shall be true and correct as of the date of each Advance; and if requested by Lender, Borrower shall give to Lender a certificate to that effect.

          (e) The covenants made by Borrower to Lender, as contained in this Agreement and in all other Loan Documents shall have been fully complied with, except to the extent such compliance may be limited by the passage of time or the completion of construction of the Phase I Improvements.
          (f) Lender shall have received (i) a fully executed copy of each Construction Contract or copy thereof (to be dated after the date of recordation of the Deed of Trust); and (ii) a report of any changes, replacements, substitutions, additions or other modification in the list of contractors, subcontractors and materialmen involved or expected to be involved in the construction of the Phase I Improvements.

          (g) Except in connection with the Initial Advance, Lender shall have received from Borrower a Draw Request for such Advance, completed, executed and sworn to by Borrower and Contractor, with the Inspecting Person's approval noted thereon, stating that the requested amount does not exceed ninety percent (90%) of the then unpaid cost of construction of the Phase I Improvements since the last certificate furnished hereunder; that said construction was performed in accordance with the Plans and Specifications in all material respects; and that, in the opinion of Borrower, Contractor and the Design Professional, construction of the Phase I Improvements can be completed on or before the Completion Date for an additional cost not in excess of the amount then available under the Loan. To the extent approved by Lender and included in the Budget, such expenses will be paid from the proceeds of the Loan.

          (h) Except in connection with the Initial Advance, Borrower shall have furnished to Lender, from each contractor, subcontractor and materialman, including Contractor, an invoice, lien waiver and such other instruments and documents as Lender may from time to time specify, in form and content, and containing such certifications, approvals and other data and information, as Lender may reasonably require. The invoice, lien waiver and other documents shall cover and be based upon work actually completed or materials actually furnished and paid under a prior application for payment. The lien waiver for the prior month's draws of each contractor, subcontractor and materialman shall, if required by Lender, be received by
     Lender simultaneously with the making of any Advance hereunder for the benefit of such contractor, subcontractor or materialman.

          (i)   There  shall exist no default or  breach  by  any
     obligated   party  (other  than  Lender)  under   the   Loan
     Documents.

          (j) The Phase I Improvements shall not have been materially injured, damaged or destroyed by fire or other casualty, nor shall any part of the Mortgaged Property be subject to condemnation proceedings or negotiations for sale in lieu thereof.

          (k) All work typically done at the stage of construction when the Advance is requested shall have been done, and all materials, supplies, chattels and fixtures typically furnished or installed at such stage of construction shall have been furnished or installed.

          (l) All personal property not yet incorporated into the Phase I Improvements but which is to be paid for out of such Advance, must then be located upon the Land, secured in a method acceptable to Lender, and Lender shall have received evidence thereof, or if stored off-site, must be stored in a secured area and must be available for inspection by the Inspecting Person.

          (m) Borrower shall have complied with all reasonable requirements of the Inspecting Person to insure compliance with the Plans and Specifications and all requirements of the Governmental Authorities.

          (n) Except in connection with the Initial Advance, if the Phase I Improvements are being built for any party under a purchase or construction contract, then Lender at its election may require the approval of such purchaser before making any additional Advance.

          (o) Borrower shall have fully completed (to the extent applicable), signed, notarized and delivered to Lender the Draw Request Form.

          (p) If any portion of the Phase I Improvements are being built for a specific lessee, the approval by such lessee of the construction thereof with respect to the applicable portion of the Phase I Improvements subject to such lease shall be obtained and furnished to Lender, upon request therefor by Lender.

          (q) Borrower shall have funded all Borrower equity requirements indicated on the Budget.

     III.3 Advance Not A Waiver. No Advance of the proceeds of the Loan shall constitute a waiver of any of the conditions of Lender's obligation to make further Advances, nor, in the event Borrower is unable to satisfy any such condition, shall any such Advance have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default.

     III.4 Borrower's Deposit. If at any time Lender shall in its sole discretion deem that the undisbursed proceeds of the Loan are insufficient to meet the costs of completing construction of the Phase I Improvements, plus any and all Soft Costs for the Phase I Improvements, Lender may refuse to make any additional Advances to Borrower hereunder until Borrower shall have deposited with Lender sufficient additional funds ("Borrower's Deposit") to cover the deficiency which Lender deems to exist. Such Borrower's Deposit will be disbursed by Lender to Borrower pursuant to the terms and conditions hereof as if they constituted a portion of the Loan being made hereunder. Borrower agrees upon fifteen (15) days written demand by Lender to deposit with Lender such Borrower's Deposit. Lender agrees that the Borrower's Deposit shall be placed in an interest-bearing account.

     III.5 Advance Not An Approval. The making of any Advance or part thereof shall not be deemed an approval or acceptance by Lender of the work theretofore done. Lender shall have no obligation to make any Advance or part thereof after the happening of any Event of Default, but shall have the right and option so to do; provided that if Lender elects to make any such Advance, no such Advance shall be deemed to be either a waiver of the right to demand payment of the Loan, or any part thereof, or an obligation to make any other Advance.

     III.6 Time and Place of Advances. All Advances are to be made at the office of Lender, or at such other place as Lender may designate; and Lender shall require five (5) days prior notice in writing before the making of any such Advance. Lender shall not be obligated to undertake any Advance hereunder more than once in any 30-day period. Except as set forth in this Agreement, all Advances are to be made by direct deposit into the Special Account. In the event Borrower shall part with or be in any manner whatever deprived of Borrower's interests in the Land, Lender may, at Lender's option but without any obligation to do so, continue to make Advances under this Agreement, and subject to all its terms and conditions, to such person or persons as may succeed to Borrower's title and interest and all sums so disbursed shall be deemed Advances under this Agreement and secured by the Deed of Trust and all other liens or security interests securing the Loan.

     III.7 Retainage. An amount equal to ten percent (10%) of the cost of construction of the Phase I Improvements shall be retained by Lender and shall be paid over by Lender to Borrower, provided that no lien claims are then filed against the Mortgaged Property, when all of the following have occurred to the satisfaction of Lender with respect to the Phase I Improvements:

          (a) Lender has received a completion certificate prepared by the Inspecting Person and executed by Borrower and the Design Professional stating that the Phase I Improvements have been completed in accordance with the Plans and Specifications, together with such other evidence that no mechanics or materialmen's liens or other encumbrances have been filed and remain in effect against the Mortgaged Property which have not been bonded to Lender's satisfaction and that all offsite utilities and streets, if any, have been completed to the satisfaction of Lender and any applicable Governmental Authority;

          (b) each applicable Governmental Authority shall have duly inspected and approved the Phase I Improvements and issued the appropriate permit, license or certificate to evidence such approval;

          (c) thirty (30) days shall have elapsed from the later of (i) the date of completion of the Phase I Improvements, as specified in Texas Property Code &53.106, if the Affidavit of Completion provided for in this Agreement is filed within ten (10) days after such date of completion, or
     (ii) the date of filing of such Affidavit of Completion if such Affidavit of Completion is filed ten (10) days or more after the date of the completion of the Phase I Improvements as specified in Texas Property Code &53.106; and

          (d) receipt by Lender of evidence satisfactory to Lender that payment in full has been made for all obligations incurred in connection with the construction and completion of all off-site utilities and improvements (if any) as required by Lender or any Governmental Authority.

     III.8 No Third Party Beneficiaries. The benefits of this Agreement shall not inure to any third party, nor shall this Agreement be construed to make or render Lender liable to any materialmen, subcontractors, contractors, laborers or others for goods and materials supplied or work and labor furnished in connection with the construction of the Phase I Improvements or for debts or claims accruing to any such persons or entities against Borrower. Lender shall not be liable for the manner in which any Advances under this Agreement may be applied by Borrower, Contractor and any of Borrower's other contractors or subcontractors. Notwithstanding anything contained in the Loan Documents, or any conduct or course of conduct by the parties hereto, before or after signing the Loan Documents, this Agreement shall not be construed as creating any rights, claims or causes of action against Lender, or any of its officers, directors, agents or employees, in favor of any contractor, subcontractor, supplier of labor or materials, or any of their respective creditors, or any other person or entity other than Borrower. Without limiting the generality of the foregoing, Advances made to any contractor, subcontractor or supplier of labor or materials, pursuant to any requests for Advances, whether or not such request is required to be approved by Borrower, shall not be deemed a recognition by Lender of a third-party beneficiary status of any such person or entity.

                           ARTICLE IV

                 WARRANTIES AND REPRESENTATIONS

     Borrower hereby unconditionally warrants and represents to Lender, as of the date hereof and at all times during the term of the Agreement, as follows:

     IV.1 Plans and Specifications. The Plans and Specifications for the Phase I Improvements are satisfactory to Borrower, are in compliance with all Governmental Requirements in all material respects and, to the extent required by Governmental Requirements or any effective restrictive covenant, have been approved by each Governmental Authority and/or by the beneficiaries of any such restrictive covenant affecting the Mortgaged Property.

     IV.2 Governmental Requirements. No violation of any Governmental Requirements exists or will exist with respect to the Mortgaged Property and neither the Borrower nor the Guarantor is, nor will either be, in default with respect to any Governmental Requirements.

     IV.3 Utility Services. All utility services of sufficient size and capacity necessary for the construction of the Phase I Improvements and the use thereof for their intended purposes are available at the property line(s) of the Land for connection to the Phase I Improvements, including potable water, storm and sanitary sewer, gas, electric and telephone facilities.

     IV.4 Access. All roads necessary for the full utilization of the Phase I Improvements for their intended purposes have been completed and have been dedicated to the public use and accepted by the appropriate Governmental Authority.

     IV.5 Financial Statements. Each financial statement of Borrower and Guarantor delivered heretofore, concurrently herewith or hereafter to Lender was and will be prepared in conformity with general accepted accounting principles, or other good accounting principles approved by Lender in writing, applied on a basis consistent with that of previous statements and completely and accurately disclose the financial condition of Borrower and Guarantor (including all contingent liabilities) as of the date thereof and for the period covered thereby, and there has been no material adverse change in either Borrower's or Guarantor's financial condition subsequent to the date of the most recent financial statement of Borrower and Guarantor delivered to Lender.

     IV.6 Statements. No certificate, statement, report or other information delivered heretofore, concurrently herewith or hereafter by Borrower or Guarantor to Lender in connection herewith, or in connection with any transaction contemplated hereby, contains or will contain any untrue statement of a material fact or fails to state any material fact necessary to keep the statements contained therein from being misleading, and same were true, complete and accurate as of the date hereof.

     IV.7 Disclaimer of Permanent Financing. Borrower acknowledges and agrees that Lender has not made any commitments, either express or implied, to extend the term of the Loan past its stated maturity date or to provide Borrower with any permanent financing except as expressly set forth herein.

                           ARTICLE V

                     COVENANTS OF BORROWER

     Borrower hereby unconditionally covenants and agrees with Lender, until the Loan shall have been paid in full and the lien of the Deed of Trust shall have been released, as follows:

     V.1 Commencement and Completion. Borrower will cause the construction of the Phase I Improvements to commence by the
Commencement Date and to be prosecuted with diligence and continuity and will complete the same in all material respects in accordance with the Plans and Specifications for the Phase I Improvements on or before the Completion Date, free and clear of liens or claims for liens for material supplied and for labor services performed in connection with the construction of the Phase I Improvements. If the Phase II Conditions as set forth in
Article VI below are met, then Lender and Borrower shall agree upon a commencement date and a completion date for the Phase II Improvements, and the warranties and representations and covenants of Borrower shall be applicable to the Phase II Improvements as are set forth above with respect to the Phase I Improvements.

     V.2 No Changes. Borrower will not amend, alter or change (pursuant to change order, amendment or otherwise) the Plans and Specifications for the Phase I Improvements unless the same shall have been approved in advance in writing by Lender, by all applicable Governmental Authorities, and by each surety under payment or performance bonds covering the Construction Contract or any other contract for construction of all or a portion of the Phase I Improvements; provided, however, Borrower shall have the right to approve change orders without Lender's consent which do not individually exceed $25,000.00, or in the aggregate exceed $100,000.00 for the Phase I Improvements..

     V.3 Advances. Borrower will receive the Advances and will hold same as a trust fund for the purpose of paying the cost of construction of the Phase I Improvements and related nonconstruction costs related to the Mortgaged Property as provided for herein. Borrower will apply the same promptly to the payment of the costs and expenses for which each Advance is made and will not use any part thereof for any other purpose.

     V.4 Lender's Expenses. Borrower will reimburse Lender for all out-of-pocket expenses of Lender, including reasonable attorneys' fees, incurred in connection with the preparation, execution, delivery, administration and performance of the Loan Documents.

     V.5 Surveys. Borrower will furnish Lender at Borrower's expense (i) a foundation survey and (ii) an as-built survey, each prepared by a registered engineer or surveyor acceptable to Lender, showing the locations of the Phase I Improvements, and certifying that same are entirely within the property lines of Land, do not encroach upon any easement, setback or building line or restrictions, are placed in accordance with the Plans and Specifications, all Governmental Requirements and all restrictive covenants affecting the Land and/or the Phase I Improvements, and showing no state of facts objectionable to Lender. All surveys shall be in form and substance and from a registered public surveyor acceptable to Lender.
     V.6 Defects and Variances. Borrower will, upon demand of Lender and at Borrower's sole expense, correct any structural defect in the Phase I Improvements or any variance from the Plans and Specifications for the Phase I Improvements which is not approved in writing by Lender.

     V.7 Estoppel Certificates. Borrower will deliver to Lender, promptly after request therefor, estoppel certificates or written statements, duly acknowledged, stating the amount that has then been advanced to Borrower under this Agreement, the amount due on the Note, and whether any known offsets or defenses exist against the Note or any of the other Loan Documents.

     V.8 Inspecting Person. Borrower will pay the fees and expenses of, and cooperate, with the Inspecting Person and will cause the Design Professional, the Contractor, each contractor and subcontractor and the employees of each of them to cooperate with the Inspecting Person and, upon request, will furnish the Inspecting Person whatever the Inspecting Person may consider necessary or useful in connection with the performance of the Inspecting Person's duties. Without limiting the generality of the foregoing, Borrower shall furnish or cause to be furnished such items as working details, Plans and Specifications and details thereof, samples of materials, licenses, permits, certificates of public authorities, zoning ordinances, building codes and copies of the contracts between such person and
Borrower (if applicable). Borrower will permit Lender, the Inspecting Person and their representative to enter the Mortgaged Property for the purposes of inspecting same. Borrower acknowledges that the duties of the Inspecting Person run solely to Lender and that the Inspecting Person shall have no obligations or responsibilities whatsoever to Borrower, Contractor, the Design Professional, or to any of Borrower's or Contractor's agents, employees, contractors or subcontractors.

     V.9 BROKERS. BORROWER WILL INDEMNIFY LENDER FROM CLAIMS OF BROKERS ARISING BY REASON OF THE EXECUTION HEREOF OR THE
CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY TO THE EXTENT SUCH BROKER WAS CONTACTED OR HIRED BY BORROWER OR EITHER OF ITS JOINT VENTURERS.

     V.10 Personalty and Fixtures. Borrower will deliver to Lender, on demand, any contracts, bills of sale, statements, receipted vouchers or agreements under which Borrower claims title to any materials, fixtures or articles incorporated in the Phase I Improvements or subject to the lien of the Deed of Trust or to the security interest of the Security Agreement.

     V.11  Compliance  with Governmental Requirements.   Borrower
will comply promptly with all Governmental Requirements.

     V.12 Compliance with Restrictive Covenants. Borrower will comply with all restrictive covenants, if any, affecting the Mortgaged Property. Construction of the Phase I Improvements will be performed in a good and workmanlike manner, within the perimeter boundaries of the Land and within all applicable building and setback lines in accordance with all Governmental Requirements and the Plans and Specifications. There are, and will be, no structural defects in the Phase I Improvements.

     V.13 Affidavit of Commencement. Borrower has filed in the appropriate records of the county in which the Land is situated, an Affidavit of Commencement ("Affidavit of Commencement"), substantially in the form of Exhibit C attached hereto and incorporated herein by this reference, duly executed by Borrower and Contractor. The date of commencement of work set forth in such Affidavit of Commencement shall not be the date of or prior to the date on which the original Deed of Trust was recorded.

     V.14  Affidavit  of Completion.  Borrower, within  ten  (10)
days after construction of the Phase I Improvements has been completed, shall file in the appropriate records in the county in which the Land is situated an Affidavit of Completion ("Affidavit of Completion") in the form of Exhibit D attached hereto and incorporated herein by this reference.

     V.15 Payment of Expenses. Borrower shall pay or reimburse to Lender all out-of-pocket costs and expenses relating to the Mortgaged Property and for which an Advance is made, including (without limitation), title insurance and examination charges, survey costs, insurance premiums, filing and recording fees, and other expenses payable to third parties incurred by Lender in connection with the consummation of the transactions contemplated by this Agreement.

     V.16 Notices Received. Borrower will promptly deliver to Lender a true and correct copy of all notices received by Borrower from any person or entity with respect to Borrower, Guarantor, the Mortgaged Property, or any or all of them, which in any way relates to or affects the Loan or the Mortgaged Property.

     V.17 Advertising by Lender. Borrower agrees that during the term of the Loan, Borrower shall erect and thereafter shall maintain on the Mortgaged Property one or more advertising signs furnished by Lender indicating that the financing for the Mortgaged Property has been furnished by Lender.

     V.18 Approval to Lease Required. Borrower will obtain the prior written consent of Lender, which consent shall be granted or denied in Lender's sole discretion, as to any tenant lease ("Lease") proposed to be entered into by Borrower for space in the Phase I Improvements and will not thereafter materially modify any Lease as to the rental rate, term or any credit enhancement issue without Lender's prior consent. Lender agrees that it will respond to any request for review of a Lease, or change thereto, within ten (10) days of receipt of a written request from Borrower. Borrower agrees to submit to each tenant in connection with a proposed lease the Lender's required form of Subordination, Non-Disturbance and Attornment Agreement (the "SNDA"), substantially in the form attached hereto as Exhibit E.

     V.19 Statements and Reports. Borrower agrees to deliver to Lender, during the term of the Loan and until the Loan has been fully paid and satisfied, the following statements and reports:

          (a) Annual, audited financial statements of Borrower, each general partner of Borrower and Guarantor within ninety-five (95) days after the end of each calendar year, commencing in the calendar year 2002, prepared and certified to by Guarantor and, in the case of Borrower, the chief financial officer of the general partner of Borrower;

          (b)     Monthly   marketing   reports   with   detailed
     information  as  to  leasing activities  shall  be  provided
     Lender on or before the fifteenth (15th) day of the following month;

          (c) Copies of all state and federal tax returns prepared with respect to Borrower, each Guarantor and the general partner of Borrower within ten (10) days of such returns being filed with the Internal Revenue Service or applicable state authority;

          (d) Copies of extension requests or similar documents with respect to federal or state income tax filings for Borrower, each Guarantor and the general partner of Borrower within ten (10) days of such documents being filed with the Internal Revenue Service or applicable state authority;

          (e) Annual operating statements with respect to the Mortgaged Property within ninety-five (95) days after the end of each calendar year, prepared in such form and detail as Lender may require and certified to by the chief financial officer of the general partner of Borrower;

          (f) Monthly operating statements and a rent roll with respect to the Phase I Improvements, within thirty (30) days after the end of each calendar month, commencing upon lease-up of said property, prepared in such form and detail as Lender may reasonably require and in accordance with generally accepted accounting principles and certified to by the chief financial officer of the general partner of Borrower; and

          (g) Such other reports and statements as Lender may reasonably require from time to time.

     V.20 Debt Coverage. If, at any time after the commencement of the Loan Extension, the Borrower should maintain with respect to the Mortgaged Property a Debt Coverage Ratio (hereinafter defined) of less than 1.20, then Borrower must partially prepay the Note to the extent of the Curative Amount (hereinafter defined).

          (a) Calculation. The Debt Coverage Ratio calculation shall be undertaken for each three (3) month calendar period (the "Calendar Period"). The term "Debt Coverage Ratio"
     means Net Operating Income (hereinafter defined) for a Calendar Period divided by Debt Service Requirements (hereinafter defined) with respect to such same Calendar Period. Borrower shall provide written evidence and documents to Lender indicating the calculations and backup information for the Debt Coverage Ratio for each Calendar Period within fifteen (15) days after the expiration of each such Calendar Period. The Lender shall be entitled to request and require such backup documentation, including but not limited to certified financial information, as may be reasonably required by the Lender in order to satisfy itself as to the correct calculation of the Debt Coverage Ratio for any Calendar Period.

          (b) Debt Service Requirements. For Calendar Periods occurring from and after Loan Extension, the term "Debt Service Requirements" shall mean all principal and interest payments with respect to the Loan which would be owing during such Calendar Period, based upon a hypothetical payment schedule calculated using the outstanding balance of the Note at Loan Extension, utilizing an interest rate based upon a level-payment mortgage amortization schedule of twenty-five (25) years and is the greater of: (i) two hundred (200) basis points over the ten (10) year Treasury Index, or (ii) eight and 50/100 percent (8.50%).

          (c) Net Operating Income. The term "Net Operating Income" shall mean, for each applicable Calendar Period, the Gross Income less Operating Expenses, determined on a cash basis of accounting except as otherwise provided herein. As used herein, the following terms shall have the respective meanings set forth below.

               (1) Gross Income. The term "Gross Income" for each Calendar Period shall mean rentals, revenues and other cash forms of consideration, received by, or paid to or for the account of or for the benefit of, Borrower resulting from or attributable to the operation, leasing and occupancy of the Mortgaged Property, determined on a cash basis (except as specified herein), including, but not limited to, the following:

                    (i)   rents by any lessees or tenants of  the
               Mortgaged Property actually in occupancy;

                    (ii) rents and receipts received by or for the benefit of Borrower with respect to the full or partial reimbursement of Operating Expenses from any lessee or tenant of the Mortgaged Property;

                    (iii) installments of proceeds received by or for the benefit of Borrower in connection with any rental loss or business interruption insurance with respect to the Mortgaged Property calculated on an accrual basis;

                    (iv)  any  other fees or rents collected  by,
               for or on behalf of Borrower with respect to the leasing and operation of the Mortgaged Property;

                    (v)   any  refunds of deposits for obtaining,
               using or maintaining utility services for all or any portion of the Mortgaged Property;

                    (vi) interest, if any, earned by Borrower  on
               security and other type deposits of and advance rentals paid by, any lessees or tenants of the Mortgaged Property; and

                    (vii)      the  amount  of any  security  and
               other  type deposits and advance rentals  relating
               to   the   Mortgaged  Property  which  have   been
               forfeited.

               Notwithstanding anything included within the above definition of Gross Income, there shall be excluded from Gross Income the following: (i) any security or other deposits of lessees and tenants, unless and until the same actually are either applied to actual rentals owed or other charges or fees or forfeited; (ii) the proceeds of any financing or refinancing with respect to all or any part of the Mortgaged Property; (iii) the proceeds of any sale or other capital transaction (excluding leases for occupancy purposes only) of all or any portion of the Mortgaged Property; (iv) any insurance or condemnation proceeds paid with respect to the Mortgaged Property, except for rental loss or business interruption insurance; and (v) any insurance and condemnation proceeds applied in reduction of the principal of the Note in accordance with the terms of the Deed of Trust or the other Loan Documents; provided, however, nothing set forth herein shall in any manner imply the Lender's consent to a sale, refinancing or other capital transaction.

               (2) Operating Expenses. The term "Operating Expenses" shall mean the greater of (a) the pro-forma expenses (as assumed in the Appraisal dated March 16, 2001, prepared by Frederick & Hornsby) allocable to the applicable period which shall be not less than $7.99 per square foot for either the Phase I Improvements or the Phase II Improvements (inclusive of the management fee), or (b) those amounts actually incurred and paid with respect to the ownership, operation, management, leasing and occupancy of the Mortgaged Property, determined on a cash basis, except as otherwise specified herein, including, but not limited to, any and all of the following (but without duplication of any item):

                    (i) ad valorem taxes calculated on an accrual basis (and not on the cash basis) of accounting for the Calendar Period; such accrual accounting for ad valorem taxes shall be based upon taxes actually assessed for the current calendar year, or if such assessment for the current calendar year has not been made, then until such assessment has been made (and with any retroactive adjustments for prior calendar months as may ultimately be needed when the actual assessments has been made) ad valorem taxes for the Calendar Period shall be estimated based on the last such assessment for the Mortgaged Property;

                    (ii)  foreign, U.S., state and  local  sales,
               use or other taxes, except for taxes measured by net income;

                    (iii)     installments of special assessments
               or similar charges against the Mortgaged Property calculated on an accrual basis;

                    (iv) costs of utilities, air conditioning and
               heating for the Mortgaged Property to the extent not directly paid by lessees or tenants;

                    (v)   maintenance and repair  costs  for  the
               Mortgaged Property;

                    (vi) management fees provided, however, the amount of such management fees which may be charged hereunder shall not be less than the sum of four percent (4%) of the Gross Income for each applicable calendar month;

                    (vii) all salaries, wages and other benefits to "on-site" employees of the Borrower (excluding all salaries, wages and other benefits of officers and supervisory personnel, and other general overhead expenses of Borrower and Borrower's property manager) employed in connection with the leasing, maintenance and management of the Mortgaged Property;

                    (viii) insurance premiums calculated on an accrual basis (and not on the cash basis) of accounting for the Calendar Period; such accrual accounting for insurance premiums shall be based upon the insurance premiums for the Mortgaged
               Property which was last billed to the Borrower, adjusted to an annualized premium if necessary;

                    (ix) to the extent not included in the Budget, costs, including leasing commissions, advertising and promotion costs, to obtain new leases or to extend or renew existing leases, and the costs of work performed and materials provided to ready tenant space in the Mortgaged Property for new or renewal occupancy under leases; provided, however, such costs shall be amortized throughout the period of the primary term of the applicable Lease;

                    (x)   outside accounting and audit  fees  and
               costs and administrative expenses in connection with the direct operation and management of the Mortgaged Property; and

                    (xi) any payments, and any related interest thereon, to lessees or tenants of the Mortgaged Property with respect to security deposits or other deposits required to be paid to tenants but only to the extent any such security deposits and related interest thereon have been previously included in Gross Income.

               Notwithstanding anything to the contrary as being included in the definition of Operating Expenses, there shall be excluded from Operating Expenses the following: (i) depreciation and any other non-cash deduction allowed to Borrower for income tax purposes, and (ii) costs incurred to obtain new leases or to extend or renew existing leases to the extent included in the Budget (i.e., leasing commissions, advertising and promotion costs, costs of work performed and
          material  provided  to  ready  tenant  space   in   the
          Mortgaged Property).

          (d) Curative Amount. In the event the Debt Coverage Ratio for any Calendar Period should be less than 1.20, and unless Borrower otherwise elects to pledge Additional Collateral as provided in Section 5.20(e) below, then, within fifteen (15) days after written notice from the
     Lender to Borrower, Borrower shall prepay a portion of the Note (the "Curative Amount") such that a minimum Debt Coverage Ratio of 1.20 or more is created based on (1) the actual Net Operating Income for the immediately preceding Calendar Period and (2) a revised Debt Service Requirement for the then current Calendar Period, determined as of the beginning of such Calendar Period, which results from a reamortization of such reduced balance of the Loan sufficient to fully amortize such Loan on a level-payment mortgage amortization basis in 25-years from the date of Loan Extension. Failure of Borrower to timely fund any required Curative Amount shall be deemed an "Event of Default" pursuant to this Agreement in addition to any other "Events of Default" specified herein.

          (e) Pledge of Liquid Collateral. As an alternative to payment of the Curative Amount, Borrower shall be entitled, in the event the Debt Coverage Ratio for any Calendar Period should be determined to be less than 1.20, to pledge additional collateral to secure the Loan. The collateral to be so pledged to the Lender must be in the form of cash, certificates of deposit, letters of credit, stocks, bonds or other highly liquid investments acceptable in all respects to the Lender in its sole and absolute discretion (for purposes of this Agreement, the term "Additional Collateral" shall mean and refer to such additional collateral as shall be approved by the Lender and pledged pursuant to this
     Section 5.20[e]). The amount or value of the Additional Collateral required to be pledged shall be a function of the liquidation value of such collateral, as determined by the Lender in its reasonable discretion, and shall be such amount properly margined (i.e., the liquidation value) as would, if subtracted from the total amount of indebtedness evidenced and represented by the Note at such time, result in a Debt Coverage Ratio (calculated as provided above) equal to 1.20. In connection with such pledge of Additional Collateral, and not later than fifteen (15) days after written notice from the Lender to Borrower of Borrower's obligation to either pay the Curative Amount or to pledge the Additional Collateral, and provided that Borrower has not instead paid the Curative Amount required at that time pursuant to Section 5.20(d) above, Borrower shall execute and deliver to the Lender all pledge and security agreements, financing statements and other instruments, certificates and agreements as the Lender shall reasonably require, and shall deliver to the Lender the Additional
     Collateral or such instruments, certificates, acknowledgments, stock powers, authorizations, powers of attorney, consents and any and all other documentation, as executed by all appropriate parties as may be necessary to effectuate the collateral pledge and assignment of such collateral to the Lender, as the Lender and its counsel shall reasonably deem necessary or appropriate. If, after the Borrower's provision of Additional Collateral, the Debt Coverage Ratio should improve so as to be 1.20 or more for any Calendar Period (without taking into account the Additional Collateral), then Borrower shall be entitled to a release of the Additional Collateral. Borrower shall thereafter be required to either pay to Lender the Curative Amount or repledge Additional Collateral to the extent the required Debt Coverage Ratio should fail to be met during any subsequent Calendar Period and shall likewise be entitled to a re-release of any such subsequently pledged Additional Collateral consistent with the immediately preceding sentence.

                           ARTICLE VI

                      PHASE II CONDITIONS

     VI.1 Agreement to Lend Additional Funds Under the Note. As set forth in Section 2.1 above, Lender has agreed to lend up to but not in excess of $9,175,000.00 in connection with construction of the Phase I Improvements. Lender hereby agrees to lend up to the additional sum of $9,175,000.00 for construction of the Phase II Improvements, such total loan amount not to exceed the sum of $18,350,000.00 as evidenced by the Note provided that the following conditions are satisfied by Borrower:

          (a) At least seventy-five percent (75%) of the rentable space in the Phase I Improvements has been leased on terms and conditions and with tenants approved by the Lender and written leases for said space have been executed and delivered to the Lender, together with a tenant estoppel certificate and subordination, non-disturbance and attornment agreement, each of which shall be reasonably satisfactory to the Lender in form and substance from each tenant who has entered into a lease for space in the Phase I Improvements;

          (b) No Event of Default, or any event, circumstance or action of which the Borrower is aware (by notice from Lender or otherwise), and with the passage of time or failure to cure would give rise to an Event of Default, has occurred and is then existing either under the Loan or under that certain $30,000,000.00 loan from Lender to Stratus Properties, Inc. dated the 16th day of December, 1999, as modified on December 27, 2000, and which is secured by multiple properties located in Travis, Hays, Bexar, Denton and Harris Counties, Texas, or under that certain $6,600,000.00 loan from Lender to Stratus 7000 West Joint Venture dated April 9, 1999, which is secured by that certain office building located in Travis County, Texas (the "$6,600,000.00 Stratus 7000 West Loan"), said $6,600,000.00
     Stratus 7000 West Loan having been modified pursuant to Modification Agreement dated August 16, 1999, or under that certain $7,700,000.00 loan from Lender to Stratus 7000 West Joint Venture dated February 24, 2000, which is secured by that certain office building located in Travis County, Texas (the "$7,700,000.00 Stratus 7000 West Loan").

          (c) No event, claim, liability or circumstance shall have occurred which, in the Lender's determination, could be expected to have or have had a Material Adverse Effect;

          (d) There shall have been no material adverse change in the Austin, Texas office market;

          (e) Lender shall have received an updated appraisal in form and substance acceptable to the Lender;

          (f) The first Advance under the Note for the funding of the Phase II Improvements shall commence no later than twelve (12) months from the date hereof; and
          (g) Borrower shall have furnished evidence satisfactory to Lender that it has contributed additional equity (over and above the equity contributed in connection with the Phase I Improvements) of either cash or the Land (at its fair market value) in an amount of not less than $2,918,632.00.

Provided the above conditions are satisfied within twelve (12) months from the date hereof, then Borrower and Lender agree that a modification agreement acceptable to the parties shall be entered into and which shall contain the following terms for the funds to be advanced for the Phase II Improvements as follows:

          (a) The interest rate for the funds to be advanced for the Phase II Improvements shall be the same as the interest rate set forth in the Note of even date herewith;

          (b) A 0.50% commitment fee shall be due and payable in advance for the $9,175,000.00 in loan funds to be advanced for the Phase II Improvements;

          (c) The term of the indebtedness for the Phase II funds shall be twenty-four (24) months from funding, with one twelve (12) month extension option, such extension option to be granted provided the terms and conditions set forth in Section 2.9 above are also met for the Phase II Improvements;

          (d) The Cross-Default Agreement of even date herewith executed by Guarantor shall be in full force and effect and no Event of Default shall have occurred thereunder;

          (e) All of the conditions and requirements for advances as set forth in Section 3.1 above shall also be required for any advances requested for the Phase II Improvements, and all of the covenants of Borrower set forth in Article V above and the representations and warranties of Borrower set forth in Article IV above shall be reaffirmed and applicable to the Phase II Improvements.

     VI.2 Borrower's Right to Purchase the Note. Borrower shall have the right, at Borrower's option by written notice to Lender, to purchase the Note, related loan documents and liens securing same (collectively, this "Construction Loan") from Lender for the sum of all funds advanced by Lender under the Note provided that Borrower has released, or simultaneously with such purchase, causes the release of any liens of Lender against the Mortgaged Property securing the Senior Debt (defined below) in accordance with the Release Provisions set forth in Addendum 3 of the Loan Agreement dated December 16, 1999 between Lender and Stratus Properties, Inc., Stratus Properties Operating Co., L.P., Circle C Land Corp., and Austin 290 Properties, Inc. (as amended from time to time, the "Stratus Loan Agreement"), which Stratus Loan Agreement sets forth the terms and conditions of a $30,000,000.00 loan from Lender to said entities (the "Senior Debt") and which Senior Debt is currently secured by a prior lien on the Mortgaged Property pursuant to that certain prior deed of trust dated December 16, 1999 and recorded under Document No. 1999158707 of the Official Public Records of Travis County, Texas, as modified by instrument recorded under Document No. 2000204551 of the Official Public Records of Travis County, Texas. Borrower may assign its right to purchase the Construction Loan to a third party. Any acquisition of the
Construction Loan by Borrower, or its assignee, will be consummated pursuant to an endorsement to the Note and an assignment of note and liens in form reasonably acceptable to the Borrower and the Lender. Borrower and Lender will endeavor to consummate the sale and purchase of the Construction Loan within fourteen (14) days of Borrower's exercise of its option to acquire the Construction Loan.

                          ARTICLE VII

                          ASSIGNMENTS

     VII.1 Assignment of Construction Contract. As additional security for the payment of the Loan, Borrower hereby collaterally transfers and assigns to Lender all of Borrower's rights and interest, but not its obligations, in, under and to each Construction Contract upon the following terms and conditions:

          (a0 Borrower represents and warrants that the copy of each Construction Contract the Borrower has furnished or will furnish to Lender is or will be (as applicable) a true and complete copy thereof, including all amendments thereto, if any, and that Borrower's interest therein is not subject to any claim, setoff or encumbrance.

          (b0 Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligations under any Construction Contract, and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform all of its obligations under each Construction Contract. BORROWER AGREES TO INDEMNIFY AND HOLD LENDER HARMLESS AGAINST AND FROM ANY LOSS, COST, LIABILITY OR EXPENSE (INCLUDING BUT NOT LIMITED TO ATTORNEYS' FEES) RESULTING FROM ANY FAILURE OF BORROWER TO SO PERFORM.

          (c0 Following any required notice and opportunity to cure, Lender shall have the right at any time thereafter (but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under any Construction Contract or to protect the rights of Borrower or Lender thereunder. LENDER SHALL INCUR NO LIABILITY IF ANY ACTION SO TAKEN BY IT OR IN ITS BEHALF SHALL PROVE TO BE INADEQUATE OR INVALID, AND BORROWER AGREES TO INDEMNIFY AND HOLD LENDER HARMLESS AGAINST AND FROM ANY LOSS, COST, LIABILITY OR EXPENSE (INCLUDING BUT NOT LIMITED TO REASONABLE ATTORNEYS' FEES) INCURRED IN CONNECTION WITH ANY SUCH ACTION.

          (d0 Borrower hereby irrevocably constitutes and appoints Lender as Borrower's attorney-in-fact effective upon the occurrence of an Event of Default, in Borrower's or Lender's name, to enforce all rights of Borrower under each Construction Contract. Such appointment is coupled with an interest and is therefore irrevocable.

          (e0 Prior to the occurrence of an Event of Default, Borrower shall have the right to exercise its rights as owner under each Construction Contract, provided that Borrower shall not cancel or amend any Construction Contract or do or suffer to be done any act which would impair the security constituted by this assignment without the prior written consent of Lender.

          (f0 This assignment shall inure to the benefit of Lender and its successors and assigns, any purchaser upon foreclosure of the Deed of Trust, any receiver in possession of the Mortgaged Property and any corporation affiliated with Lender which assumes Lender's rights and obligations under this Agreement.

     VII.2 Assignment of Plans and Specifications. As additional security for the Loan, Borrower hereby collaterally transfers and assigns to Lender all of Borrower's right, title and interest in and to the Plans and Specifications and hereby represents and warrants to and agrees with Lender as follows:

          (a0   Each schedule of the Plans and Specifications for
     the Phase I Improvements delivered or to be delivered to Lender is and shall be a complete and accurate description of such Plans and Specifications.

          (b0 The Plans and Specifications for the Phase I Improvements are and shall be complete and adequate for the construction of the Phase I Improvements and there have been no modifications thereof except as described in such schedule. The Plans and Specifications shall not be modified without the prior consent of Lender.

          (c0 Lender may use the Plans and Specifications for the Phase I Improvements for any purpose relating to the Phase I Improvements, including but not limited to inspections of construction and the completion of the Phase I Improvements.

          (d0 Lender's acceptance of this assignment shall not constitute approval of the Plans and Specifications by Lender. Lender has no liability or obligation in connection with the Plans and Specifications and no responsibility for the adequacy thereof or for the construction of the Phase I Improvements contemplated by the Plans and Specifications for the Improvements. Lender has no duty to inspect the
     Phase  I  Improvements,  and if Lender  should  inspect  the
     Phase I Improvements, Lender shall have no liability or obligation to Borrower or any other party arising out of such inspection. No such inspection nor any failure by Lender to make objections after any such inspection shall constitute a representation by Lender that the Phase I Improvements are in accordance with the Plans and
     Specifications or any other requirement or constitute a waiver of Lender's right thereafter to insist that the Phase I Improvements be constructed in accordance with the Plans and Specifications or any other requirement.

          (e0 This assignment shall inure to the benefit of Lender and its successors and assigns, any purchaser upon foreclosure of the Deed of Trust, any receiver in possession of the Mortgaged Property and any corporation affiliated with Lender which assumes Lender's rights and obligations under this Agreement.

     VII.3 Assignment of Design Services Contract. As additional security for the payment of the Loan, Borrower hereby collaterally transfers and assigns to Lender all of Borrower's rights and interest, but not its obligations, in, under and to each Design Services Contract upon the following terms and conditions:

          (a0 Borrower represents and warrants that the copy of each Design Services Contract the Borrower has furnished or will furnish to Lender is or will be (as applicable) a true and complete copy thereof, including all amendments thereto, if any, and that Borrower's interest therein is not subject to any claim, setoff or encumbrance.

          (b0 Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligations under any Design Services Contract, and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform all of its obligations under each Design Services Contract. BORROWER AGREES TO INDEMNIFY AND HOLD LENDER HARMLESS AGAINST AND FROM ANY LOSS, COST, LIABILITY OR EXPENSE (INCLUDING BUT NOT LIMITED TO ATTORNEYS' FEES) RESULTING FROM ANY FAILURE OF BORROWER TO SO PERFORM.

          (c0 Following any required notice and opportunity to cure, Lender shall have the right at any time thereafter (but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under any Design Services Contract or to protect the rights of Borrower or Lender thereunder. LENDER SHALL INCUR NO LIABILITY IF ANY ACTION SO TAKEN BY IT OR IN ITS BEHALF SHALL PROVE TO BE INADEQUATE OR INVALID, AND BORROWER AGREES TO INDEMNIFY AND HOLD LENDER HARMLESS AGAINST AND FROM ANY LOSS, COST, LIABILITY OR EXPENSE (INCLUDING BUT NOT LIMITED TO REASONABLE ATTORNEYS' FEES) INCURRED IN CONNECTION WITH ANY SUCH ACTION.

          (d0 Borrower hereby irrevocably constitutes and appoints Lender as Borrower's attorney-in-fact effective upon the occurrence of an Event of Default, in Borrower's or Lender's name, to enforce all rights of Borrower under each Design Services Contract. Such appointment is coupled with an interest and is therefore irrevocable.

          (e0 Prior to the occurrence of an Event of Default, Borrower shall have the right to exercise its rights as owner under each Design Services Contract, provided that Borrower shall not cancel or amend any Design Services Contract or do or suffer to be done any act which would impair the security constituted by this assignment without the prior written consent of Lender.

          (f0 This assignment shall inure to the benefit of Lender and its successors and assigns, any purchaser upon foreclosure of the Deed of Trust, any receiver in possession of the Mortgaged Property and any corporation affiliated with Lender which assumes Lender's rights and obligations under this Agreement.

     VII.4 Assignment of Proceeds. Borrower hereby further collaterally transfers and assigns to Lender and acknowledges that Lender shall be entitled to receive (i) any and all sums which may be awarded and become payable to Borrower for condemnation of all or any portion of the Mortgaged Property, or
(ii) the proceeds of any and all insurance upon the Mortgaged Property (other than the proceeds of general public liability insurance).

          (a0 Borrower shall, upon request of Lender, make, execute, acknowledge and deliver any and all additional assignments and documents as may be necessary from time to time to enable Lender to collect and receipt for any of such insurance or condemnation proceeds.

          (b0   Lender  shall  not be, under  any  circumstances,
     liable or responsible for failure to collect, or exercise diligence in the collection of, any of such sums.

          (c0   Any  sums so received by Lender pursuant to  this
     Section 7.4 may, in Lender's sole discretion, be provided back to Borrower for restoration of the Mortgaged Property, in the amounts, manner, method and pursuant to such requirements in documents as Lender may require, or shall be applied to the liquidation of the Indebtedness in accordance with the provisions of Section 7.4 of the Deed of Trust; provided, however, if Lender determines that the Mortgaged Property can be restored prior to the maturity date of the Note, and no Event of Default exists, then Lender will apply the proceeds to the restoration of the Mortgaged Property.

                          ARTICLE VIII

                       EVENTS OF DEFAULT

     VIII.1 Events of Default. Each of the following shall constitute an "Event of Default" hereunder:

          (a0 If Borrower shall fail, refuse, or neglect to pay, in full, any installment or portion of the Indebtedness as and when the same shall become due and payable, whether at the due date thereof stipulated in the Loan Documents, upon acceleration or otherwise and such default shall continue for a period of ten (10) calendar days beyond any due date.

          (b0 If Borrower shall fail, refuse or neglect, or cause others to fail, refuse, or neglect to comply with, perform and discharge fully and timely any of the Obligations as and when called for, and such failure shall continue for a period of ten (10) days after receipt of written notice from Lender; provided, however, Borrower shall have the right to attempt to cure said default for up to an additional thirty (30) days if Borrower is diligently prosecuting a cure of said default.

          (c0 If any representation, warranty, or statement made by Borrower, Guarantor, or others in, under, or pursuant to the Loan Documents or any affidavit or other instrument executed or delivered with respect to the Loan Documents or the Indebtedness is determined by Lender to be false or misleading in any material respect as of the date hereof or thereof or shall become so at any time prior to the repayment in full of the Indebtedness.

          (d0 If Borrower shall default or commit an event of default under and pursuant to any other mortgage or security agreement which covers or affects any part of the Mortgaged Property which is not cured within any notice or grace period.

          (e0 If an Event of Default occurs under either (i) the $6,600,000.00 Stratus 7000 West Loan as defined in that certain Construction Loan Agreement dated April 9, 1999, between Lender and Stratus 7000 West Joint Venture; or under
     (ii) the $7,700,000.00 Stratus 7000 West Loan as defined in that certain Construction Loan Agreement dated February 24, 2000, between Lender and Stratus 7000 West Joint Venture.

          (f0 If Borrower (i) shall execute an assignment for the benefit of creditors or an admission in writing by Borrower of Borrower's inability to pay, or Borrower's failure to pay, debts generally as the debts become due; or
     (ii) shall allow the levy against the Mortgaged Property or any part thereof, of any execution, attachment, sequestration or other writ which is not vacated within sixty days after the levy; or (iii) shall allow the appointment of a receiver, trustee or custodian of Borrower or of the Mortgaged Property or any part thereof, which receiver, trustee or custodian is not discharged within sixty (60) days after the appointment; or (iv) files as a debtor a petition, case, proceeding or other action pursuant to, or voluntarily seeks of the benefit or benefits of any Debtor Relief Law (as defined in the Deed of Trust), or takes any action in furtherance thereof; or (v) files either a petition, complaint, answer or other instrument which seeks to effect a suspension of, or which has the effect of suspending any of the rights or powers of Lender or the trustee under the Deed of Trust granted in the Note, herein or in any Loan Document; or (vi) allows the filing of a petition, case, proceeding or other action against Borrower as a debtor under any Debtor Relief Law or seeks appointment of a receiver, trustee, custodian or liquidator of Borrower or of the Mortgaged Property, or any part thereof, or of any significant portion of Borrower's other property and
     (a) Borrower admits, acquiesces in or fails to contest diligently the material allegations thereof, or (b) the petition, case, proceeding or other action results in the entry of an order for relief or order granting the relief sought against Borrower, or (c) the petition, case, proceeding or other action is not permanently dismissed or discharged on or before the earlier of trial thereon or sixty (60) days next following the date of filing.

          (g0 If Borrower, any Constituent Party (as defined in the Deed of Trust), or any Guarantor, shall die, dissolve, terminate or liquidate, or merge with or be consolidated into any other entity, or become permanently disabled.

          (h0 If Borrower creates, places, or permits to be created or placed, or through any act or failure to act, acquiesces in the placing of, or allows to remain, any Subordinate Mortgage, regardless of whether such Subordinate Mortgage is expressly subordinate to the liens or security interests of the Loan Documents, with respect to the Mortgaged Property, other than the Permitted Exceptions.

          (i0 If Borrower makes a Disposition, without the prior written consent of Lender.

          (j0   If  any condemnation proceeding is instituted  or
     threatened   which   would,  in  Lender's   sole   judgment,
     materially  impair the use and enjoyment  of  the  Mortgaged
     Property for its intended purposes.

          (k0 If the Mortgaged Property is demolished, destroyed, or substantially damaged so that, in Lender's judgment, it cannot be restored or rebuilt with available funds to the condition existing immediately prior to such demolition, destruction, or damage within a reasonable period of time.

          (l0   If  Lender reasonably determines that  any  event
     shall have occurred that could be expected to have a Material Adverse Effect.

          (m0   If  Borrower abandons all or any portion  of  the
     Mortgaged Property.

          (n0 The occurrence of any event referred to in Sections 8.1(e) and (f) hereof with respect to any Guarantor, Constituent Party or other person or entity obligated in any manner to pay or perform the Indebtedness or Obligations, respectively, or any part thereof (as if such Guarantor, Constituent Party or other person or entity were the "Borrower" in such Sections).

          (o0   An Event of Default as defined in any of the Loan
     Documents.

          (p0 If the construction of the Phase I Improvements are, at any time, (i) discontinued due to acts or matters within Borrower's control for a period of ten (10) or more consecutive days, (ii) not carried on with reasonable dispatch, or (iii) not completed by the Completion Date; subject, however, to Force Majeure (hereinafter defined). "Force Majeure" shall be deemed to mean that Borrower is delayed or hindered in or prevented from the performance of any act required hereunder, not the failure of Borrower, by reason of (i) inability to procure materials or reasonable substitutes thereof, (ii) failure of power, (iii) civil commotion, riots, insurrection or war, (iv) unavoidable fire or other casualty, or acts of God (v) strikes, lockouts or other labor disputes (not by Borrower's employees),
     (vi) restrictive governmental law or regulation, (vii) delay by Lender of any act required of it hereunder, or (viii) any other causes of a like nature to the above listed
     (i) through (vii). Financial inability on the part of Borrower shall not be construed a Force Majeure hereunder. Borrower agrees to use its best efforts to resume the construction of the Phase I Improvements as soon as practicable after the cause of such delay has been removed or cancelled.

          (q0 If Borrower is unable to satisfy any condition of Borrower's right to receive Advances hereunder for a period in excess of thirty (30) days after Lender's refusal to make any further Advances.

          (r0 If Borrower executes any conditional bill of sale, chattel mortgage or other security instrument covering any materials, fixtures or articles intended to be incorporated in the Phase I Improvements or the appurtenances thereto, or covering articles of personal property placed in the Phase I Improvements, or files a financing statement publishing notice of such security instrument, or if any of such materials, fixtures or articles are not purchased in such a manner that the ownership thereof vests unconditionally in Borrower, free from encumbrances, on delivery at the Phase I Improvements, or if Borrower does not produce to Lender upon reasonable demand the contracts, bills of sale, statements, receipted vouchers or agreements, or any of them, under which Borrower claims title to such materials, fixtures and articles.

          (s0 If any levy, attachment or garnishment is issued, or if any lien for the performance of work or the supply of materials is filed, against any part of the Mortgaged Property and remains unsatisfied or unbonded following the earlier of (i) fifteen (15) days after the date of filing thereof or (ii) the requesting by Borrower of an Advance.

     VIII.2 Remedies. Lender shall have the right, upon the happening of an Event of Default, in addition to any rights or remedies available to it under all other Loan Documents, to enter into possession of the Mortgaged Property and perform any and all work and labor necessary to complete the Phase I Improvements in accordance with the Plans and Specifications. All amounts so expended by Lender shall be deemed to have been disbursed to Borrower as Loan proceeds and secured by the Deed of Trust. For this purpose, Borrower hereby constitutes and appoints (which appointment is coupled with an interest and is therefore irrevocable) Lender as Borrower's true and lawful attorney-in-fact, with full power of substitution to complete the Phase I Improvements in the name of Borrower, and hereby empowers Lender, acting as Borrower's attorney-in-fact, as follows: to use any funds of Borrower, including any balance which may be held in escrow, any Borrower's Deposit and any funds which may remain unadvanced hereunder, for the purpose of completing the Phase I Improvements in the manner called for by the Plans and Specifications; to make such additions and changes and corrections in the Plans and Specifications which shall be necessary or desirable to complete the Phase I Improvements in the manner contemplated by the Plans and Specifications; to continue all or any existing construction contracts or subcontracts; to employ such contractors, subcontractors, agents, design professionals and inspectors as shall be required for said purposes; to pay, settle or compromise all existing bills and claims which are or may be liens against the Mortgaged Property, or may be necessary or desirable for the completion of the work or the clearing of title; to execute all the applications and certificates in the name of Borrower which may be required by any construction contract; and to do any and every act with respect to the construction of the Phase I Improvements which Borrower could do in Borrower's own behalf. Lender, acting as Borrower's attorney-in-fact, shall also have power to prosecute and defend all actions or proceedings in connection with the Mortgaged Property and to take such action and require such performance as is deemed necessary.


                           ARTICLE IX

         LENDER'S DISCLAIMERS - BORROWER'S INDEMNITIES

     IX.1 No Obligation by Lender to Construct. Lender has no liability or obligation whatsoever or howsoever in connection with the Mortgaged Property or the development, construction or completion thereof or work performed thereon, and has no obligation except to disburse the Loan proceeds as herein agreed, Lender is not obligated to inspect the Phase I Improvements nor is Lender liable, and under no circumstances whatsoever shall Lender be or become liable, for the performance or default of any contractor or subcontractor, or for any failure to construct, complete, protect or insure the Mortgaged Property, or any part thereof, or for the payment of any cost or expense incurred in connection therewith, or for the performance or nonperformance of any obligation of Borrower or Guarantor to Lender nor to any other person, firm or entity without limitation. Nothing, including without limitation, any disbursement of Loan proceeds or the Borrower's Deposit nor acceptance of any document or instrument, shall be construed as such a representation or warranty, express or implied, on Lender's part.

     IX.2 No Obligation by Lender to Operate. Any term or condition of any of the Loan Documents to the contrary notwithstanding, Lender shall not have, and by its execution and acceptance of this Agreement hereby expressly disclaims, any obligation or responsibility for the management, conduct or operation of the business and affairs of Borrower or Guarantor. Any term or condition of the Loan Documents which permits Lender to disburse funds, whether from the proceeds of the Loan, the Borrower's Deposit or otherwise, or to take or refrain from taking any action with respect to Borrower, Guarantor, the Mortgaged Property or any other collateral for repayment of the Loan, shall be deemed to be solely to permit Lender to audit and review the management, operation and conduct of the business and affairs of Borrower and Guarantor, and to maintain and preserve the security given by Borrower to Lender for the Loan, and may not be relied upon by any other person. Further, Lender shall not have, has not assumed and by its execution and acceptance of this Agreement hereby expressly disclaims any liability or responsibility for the payment or performance of any indebtedness or obligation of Borrower or Guarantor and no term or condition of the Loan Documents, shall be construed otherwise. Borrower hereby expressly acknowledges that no term or condition of the Loan Documents shall be construed so as to deem the relationship between Borrower, Guarantor and Lender to be other than that of borrower, guarantor and lender, and Borrower shall at all times represent that the relationship between Borrower, Guarantor and Lender is solely that of borrower, guarantor and lender. BORROWER HEREBY INDEMNIFIES AND AGREES TO HOLD LENDER HARMLESS FROM AND AGAINST ANY COST, EXPENSE OR LIABILITY INCURRED OR SUFFERED BY LENDER AS A RESULT OF ANY ASSERTION OR CLAIM OF ANY OBLIGATION OR RESPONSIBILITY OF LENDER FOR THE MANAGEMENT, OPERATION AND CONDUCT OF THE BUSINESS AND AFFAIRS OF BORROWER OR GUARANTOR, OR AS A RESULT OF ANY ASSERTION OR CLAIM OF ANY LIABILITY OR RESPONSIBILITY OF LENDER FOR THE PAYMENT OR
PERFORMANCE  OF  ANY INDEBTEDNESS OR OBLIGATION  OF  BORROWER  OR
GUARANTOR.

     IX.3 INDEMNITY BY BORROWER. BORROWER HEREBY INDEMNIFIES LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS FROM, AND HOLDS EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, COSTS, AND EXPENSES TO WHICH ANY OF THEM MAY BECOME SUBJECT, INSOFAR AS SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES, COSTS, AND EXPENSES ARISE FROM OR RELATE TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY OR FROM ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING. Without intending to limit the remedies available to Lender with respect to the enforcement of its indemnification rights as stated herein or as stated in any Loan Document, in the event any claim or demand is made or any other fact comes to the attention of Lender in connection with, relating or pertaining to, or arising out of the transactions contemplated by this Agreement, which Lender reasonably believes might involve or lead to some liability of Lender, Borrower shall, immediately upon receipt of written notification of any such claim or demand, assume in full the personal responsibility for and the defense of any such claim or demand and pay in connection therewith any loss, damage, deficiency, liability or obligation, including, without limitation, legal fees and court costs incurred in connection therewith. In the event of court action in connection with any such claim or demand, Borrower shall assume in full the responsibility for the defense of any such action and shall immediately satisfy and discharge any final decree or judgment rendered therein. Lender may, in its sole discretion, make any payments sustained or incurred by reason of any of the foregoing; and Borrower shall immediately repay to Lender, in cash and not with proceeds of the Loan, the amount of such payment, with interest thereon at the Default Rate (as defined in the Note) from the date of such payment. Lender shall have the right to join Borrower as a party defendant in any legal action brought against Lender, and Borrower hereby consents to the entry of an order making Borrower a party defendant to any such action.

     IX.4 No Agency. Nothing herein shall be construed as making or constituting Lender as the agent of Borrower in making payments pursuant to any construction contracts or subcontracts entered into by Borrower for construction of the Phase I Improvements or otherwise. The purpose of all requirements of Lender hereunder is solely to allow Lender to check and require documentation (including, but not limited to, lien waivers) sufficient to protect Lender and the Loan contemplated hereby. Borrower shall have no right to rely on any procedures required by Lender, Borrower hereby acknowledging that Borrower has sole responsibility for constructing the Phase I Improvements and paying for work done in accordance therewith and that Borrower has solely, on Borrower's own behalf, selected or approved each contractor, each subcontractor and each materialman, Lender having no responsibility for any such persons or entities or for the quality of their materials or workmanship.


                           ARTICLE X

                         MISCELLANEOUS

     X.1 Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, Borrower and Lender, and their respective heirs, legal representatives, successors and assigns; provided, however, that Borrower may not assign any rights or obligations under this Agreement without the prior written consent of Lender.

     X.2 Headings. The Article, Section, and Subsection entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify, define or be used in construing the text of such Articles, Sections or Subsections.

     X.3 Survival. The provisions hereof shall survive the execution of all instruments herein mentioned, shall continue in full force and effect until the Loan has been paid in full and shall not be affected by any investigation made by any party.

     X.4 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. COURTS WITHIN THE STATE OF TEXAS SHALL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN BORROWER AND LENDER, WHETHER IN LAW OR EQUITY, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT; AND VENUE IN ANY SUCH DISPUTE WHETHER IN FEDERAL OR STATE COURT SHALL BE LAID IN DALLAS COUNTY, TEXAS.

     X.5 Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given if (i) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested; (ii) by delivering same in person to the intended addressee; or (iii) by delivery to an independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee. Notice so mailed shall be effective upon its deposit with the United States Postal Service or any successor thereto; notice sent a commercial delivery service shall be effective upon delivery to such commercial delivery service; notice given by personal delivery shall be effective only if and when received by the addressee; and notice given by other means shall be effective only if and when received at the designated address of the intended addressee. For purposes of notice, the addresses of the parties shall be as set forth on page 1 of this Agreement; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days notice to the other party in the manner set forth herein.

     X.6 Reliance by Lender. Lender is relying and is entitled to rely upon each and all of the provisions of this Agreement; and accordingly, if any provision or provisions of this Agreement should be held to be invalid or ineffective, then all other provisions hereof shall continue in full force and effect notwithstanding.

     X.7 Participations. Lender shall have the right at any time and from time to time to grant participations in the Loan and Loan Documents. Each participant shall be entitled to receive all information received by Lender regarding the creditworthiness of Borrower, any of its principals and the Guarantor, including (without limitation) information required to be disclosed to a participant pursuant to Banking Circular 181 (Rev., August 2, 1984), issued by the Comptroller of the Currency (whether the participant is subject to the circular or not).

     X.8 Maximum Interest. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply strictly with the applicable Texas law governing the maximum rate or amount of interest payable on the Indebtedness (as defined in the Deed of Trust) (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount (i) contracted for, charged, taken, reserved or received pursuant to the Note, any of the other Loan Documents or any other communication or writing by or between Borrower and Lender related to any of the Indebtedness, (ii) contracted for, charged or received by reason of Lender's exercise of the option to accelerate the maturity of the Note and/or any other portion of the Indebtedness, or
(iii) Borrower will have paid or Lender will have received by reason of any voluntary prepayment by Borrower of the Note and/or any of the other Indebtedness, then it is Borrower's and Lender's express intent that all amounts charged in excess of the Maximum Lawful Rate (as defined in the Deed of Trust) shall be automatically canceled, ab initio, and all amounts in excess of the Maximum Lawful Rate theretofore collected by Lender shall be credited on the principal balance of the Note and/or any of the other Indebtedness (or, if the Note and all other Indebtedness have been or would thereby be paid in full, refunded to Borrower), and the provisions of the Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if the Note has been paid in full before the end of the stated term of the Note, then Borrower and Lender agree that Lender shall, with reasonable promptness after Lender discovers or is advised by Borrower that interest was received in an amount in excess of the Maximum Lawful Rate, either refund such excess interest to Borrower and/or credit such excess interest against any other Indebtedness then owing by Borrower to Lender. Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Lender, Borrower will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation, and Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrower or crediting such excess interest against the Note and/or other Indebtedness then owing by Borrower to Lender. All sums contracted for, charged or received by Lender for the use, forbearance or detention of any of the Indebtedness, including any portion of the debt evidenced by the Note shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of the Note and/or other Indebtedness (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of the Note and/or other Indebtedness does not exceed the Maximum Lawful Rate from time to time in effect and applicable to the Note and/or the other Indebtedness for so long as any Indebtedness is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the Note and/or any of the other Indebtedness. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     X.9 Controlling Document. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of any other Loan Document, the terms and conditions of this Agreement shall control.

     X.10 Construction of Agreement. All pronouns, whether in masculine, feminine or neuter form, shall be deemed to refer to the object of such pronoun whether same is masculine, feminine or neuter in gender, as the context may suggest or require. All terms used herein, whether or not defined in Section 1.1 hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term, whether such is singular or plural in nature, as the context may suggest or require.

     X.11  Counterpart Execution.  To facilitate execution,  this
Agreement may be executed in one or more counterparts as may be convenient or required, with all such counterparts collectively constituting a single instrument.

     X.12  NOTICE OF INDEMNIFICATION.  BORROWER ACKNOWLEDGES  AND
AGREES  THAT  THIS  AGREEMENT  CONTAINS  CERTAIN  INDEMNIFICATION
PROVISIONS  PURSUANT  TO SECTIONS 5.9,  7.1,  7.3,  9.2  AND  9.3
HEREOF.

     X.13 ENTIRE AGREEMENT. THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS INSTRUMENT MAY BE AMENDED ONLY BY AN INSTRUMENT IN WRITING EXECUTED BY THE PARTIES HERETO.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                         LENDER:

                         COMERICA BANK-TEXAS,
                         a state banking association


                         By:   /s/ Shery R. Layne
                            -----------------------
                         Name:     Shery R. Layne
                         Title:    Senior Vice President


                         BORROWER:

                         7500 RIALTO BOULEVARD, L.P.,
                         a Texas limited partnership

                         By:  STRS L.L.C.,
                              a    Delaware limited liability company,
                              its General Partner

                              By:  Stratus Properties, Inc.,
                                   a Delaware corporation,
                                   its Sole Member



                                   By: /s/ William H. Armstrong, III
                                      ---------------------------
                                        William H. Armstrong, III
                                        Chairman  of  the  Board,
                                        President  and  Chief
                                        Executive Officer